                                                                EXHIBIT 10.51(a)


                         1998 DIRECTOR STOCK OPTION PLAN

                         (As amended on March 13, 2001)


        1. Purposes of the Plan. The purposes of this 1998 Director Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

        All options granted hereunder shall be nonstatutory stock options.

        2. Definitions. As used herein, the following definitions shall apply:

           (a) "Board" means the Board of Directors of the Company.

           (b) "Code" means the Internal Revenue Code of 1986, as amended.

           (c) "Common Stock" means the common stock of the Company.

           (d) "Company" means Altera Corporation, a Delaware corporation.

           (e) "Director" means a member of the Board.

           (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

           (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

           (i) "Inside Director" means a Director who is an Employee.

           (j) "Option" means a stock option granted pursuant to the Plan.

           (k) "Optioned Stock" means the Common Stock subject to an Option.

           (l) "Optionee" means a Director who holds an Option.

           (m) "Outside Director" means a Director who is not an Employee.

           (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

           (o) "Plan" means this 1998 Director Stock Option Plan.

           (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

           (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

        3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 680,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4. Administration and Grants of Options under the Plan.

           (a) Except as otherwise provided herein, the Plan shall be administered by the Board.

           (b) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) Except as provided in Section 11(c), no person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

               (iii) Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the day of the annual stockholder meeting at which such Outside Director is reelected to an additional term; provided, however, that for the first grant of a Subsequent Option (the "First Subsequent Option"), each Outside Director shall be automatically granted an Option to purchase the number of Shares equal to 5,000 multiplied by a fraction, the numerator of which equals the number of whole months (rounded up to the next whole month) from the date the Outside Director first became an Outside Director to the date of the annual stockholders' meeting at which the Outside Director was granted the First Subsequent Option and the denominator of which equals twelve.

               (iv) The exercise price per Share for all Options granted under the Plan shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

               (v) The terms of a First Option granted hereunder shall be as follows:

                   (A) the term of the First Option shall be ten (10) years.

                   (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                   (C) subject to Section 10 hereof, the First Option shall become exercisable as to twenty-five percent (25%) of the Shares subject to the First Option on the first anniversary of its date of grant and as to 1/48th of the Shares subject to the First Option at the end of each month thereafter, provided that the Optionee continues to serve as a Director on such dates.

               (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                   (A) the term of the Subsequent Option shall be ten (10) years.

                   (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                   (C) Vesting of Subsequent Options.

                   (I) If an Outside Director is first elected to the Board at an annual stockholder meeting, then, subject to Section 10 hereof, (AA) the first, second, and third grants of a Subsequent Option to such Outside Director shall vest and become exercisable as to 1/12th of the Shares subject to such grant of a Subsequent Option at the end of each month following the month in which the First Option granted under the Plan has fully vested, provided that the Optionee continues to serve as a Director on such dates, and (BB) all Subsequent Options, after the first three grants of Subsequent Options, shall vest and become exercisable as to 1/12th of the Shares subject to such Subsequent Option at the end of each month following the month in which the such Outside Director is reelected to an additional term at the annual stockholder meeting and granted such Subsequent Option, provided that the Optionee continues to serve as a Director on such dates.

                   (II) If an Outside Director is first elected to the Board prior to the next annual stockholder meeting, then, subject to Section 10 hereof, (AA) the First Subsequent Option shall vest and become exercisable beginning at the end of the first month following the month in which the First Option grant made under the Plan has fully vested as to an amount equal to the number of Shares subject to the First Subsequent Option divided by the number of whole months (rounded up to the nearest whole month) from the date the Outside Director first became an Outside Director to the date of the annual stockholders meeting at which the Outside Director was granted the First Subsequent Option, provided that the Optionee continues to serve as a Director on such dates, (BB) the second, third, and fourth grants of a Subsequent Option to such Outside Director shall vest and become exercisable as to 1/12th of the Shares subject to such grant of a Subsequent Option at the end of each month following the month in which the First Subsequent Option granted under the Plan has fully vested, provided that the Optionee continues to serve as a Director on such dates, and
(CC) all Subsequent Options, after the first four grants of Subsequent Options, shall vest and become exercisable as to 1/12th of the Shares subject to such Subsequent Option at the end of each month following the month in which the such Outside Director is reelected to an additional term at the annual stockholder meeting and granted such Subsequent Option, provided that the Optionee continues to serve as a Director on such dates.

               (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (viii) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 2(h) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 4(b) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; (vi) to increase or decrease the number of Shares subject to either the First Option or Subsequent Option pursuant to Section 11(c) herein;
(vii) to increase the length of time an Option remains exercisable after the termination of an Optionee's status as a Director; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (ix) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

               (x) Suspension or Termination of Option. If the President or his designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before a committee of the Board.

        5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

        The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect until terminated under Section 11 of the Plan.

        7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

        8. Exercise of Option.

           (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

           An Option may not be exercised for a fraction of a Share.

           An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

           Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

           (b) Termination of Continuous Status as a Director. Subject to
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code) or Retirement (as defined in Section 8(e) of the Plan)), the Optionee may exercise his or her Option, but only within three (3) months (or such other period of time determined by the Board at the time of grant) following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term); provided, however, that in the event that a sale of the Option Stock received upon exercise of this Option would subject the Director to liability under Section 16 of the Securities and Exchange Act of 1934, as amended, then the Option will terminate on the earlier of (i) the fifteenth day after the last date upon which such sale would result in liability, or (ii) two hundred ten (210) days following the date of such termination of status as a Director. To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

           (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

           (d) Death of Optionee. In the event of the death of an Optionee:

               (i) during the term of the Option who is at the time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration of the Option's term), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status a Director for six (6) months after the date of death.

               (ii) within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration of the Option's term), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

           (e) Retirement of Optionee. In the event an Optionee's status as a Director terminates upon his or her Retirement (as defined below), such Optionee may exercise his or her Option, but only within one (1) year following the date of such Optionee's Retirement and only to the extent that such Optionee was entitled to exercise it on the date of Retirement (but in no event later than the expiration of the Option's ten (10) year term). If, at the end of such one year period, such Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If the Optionee does not exercise his or her Option within such one year period, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. For purposes of this Section 8(e), "Retirement" shall mean a termination of an Optionee's status as a Director after such Optionee has completed ten (10) years of service as a Director of the Company.

        9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act, or the rules thereunder. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

        10. Adjustments Upon changes in Capitalization, Dissolution, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock including Shares as to which the Option would not otherwise be exercisable.

            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or equivalent option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or equivalent option shall remain exercisable in accordance with Sections 8(b) through (d) above.

        If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

        For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the Successor Corporation or its Parent, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        11. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required including any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 10(a) of the Plan.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

            (c) Adjustment of First and Subsequent Options. The Board may, at any time, amend the Plan to increase or decrease the number of Shares subject to either the First Option or the Subsequent Option without obtaining stockholder approval.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

        13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.